INDEX TO UNAUDITED PROFORMA
CONSOLIDATED FINANCIAL STATEMENTS

Page

Introduction to Unaudited Pro-Forma Consolidated Financial Statements	1 – 2

Unaudited Pro-Forma Consolidated Balance Sheet
as of September 30, 2010	3 – 4

Unaudited Pro-Forma Consolidated Statements of Income and
Comprehensive Income for the Six Months Ended September 30, 2010	5

Unaudited Pro-Forma Consolidated Statements of Income and
Comprehensive Income for the Year Ended March 31, 2010	6

INTRODUCTION TO UNAUDITED PRO-FORMA

CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements give effect to (i) the sale of 2,291,100 shares of common stock of Studio II Brands, INC. (the “Company” or “Studio II”) for $218,676, (ii) the acquisition (“Acquisition”) of Hippo Lace Limited (“HLL”) and its subsidiary Legend Sun Limited (“Legend Sun”) by the Company.

The following unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with:

-	audited consolidated financial statements and related notes of HLL at March 31, 2010 and from December 11, 2009 (date of inception) through March 31, 2010;

-	unaudited consolidated historical financial statements and related notes of HLL at September 30, 2010 and for the six months period from April 1, 2010 through September 30, 2010;
-	audited financial statements of the Company at March 31, 2010 and for the year then ended;
-	unaudited financial statement of the Company for the six months ended September 30, 2010.

All of the above financial statements are included in this filing on form 8-K as exhibit 99.1, 99.2, 99.3 and 99.4

The Share Exchange Transaction

Closing of the exchange transaction under the terms of the Exchange Agreement described in Item 1.01 was completed on February 10, 2011.  As a result of closing of the share exchange transaction, the Company acquired HLL and its wholly-owned subsidiary, Legend Sun, both of which became wholly-owned subsidiaries of the Company.

The terms of the Exchange Agreement were determined through arms length negotiations between the Company and HLL.  Execution of the Exchange Agreement and closing of the share exchange transaction were approved on behalf of the Company by its board of directors, and on behalf of HLL by its board of directors and by all of its shareholders.

Prior to closing under the Exchange Agreement, the Company had a total of 9,608,176 shares of common stock issued and outstanding.  As a result of closing under the Exchange Agreement, the Company has a total of 11,899,276 shares of its common stock issued and outstanding, of which 9,608,176 shares, or approximately 80.75%, are owned by previously existing shareholders of the Company, with the balance of 2,291,100 shares, or approximately 19.25%, are owned by persons who were previously shareholders of HLL.

The Company acquired a 100% interest in HLL on February 10, 2011 and acquired control of and consolidates HLL as of  February 10, 2011 in accordance with ASC 810.  The pro forma statements of operations set forth below for the six months ended September 30, 2010 and for the year ended March 31, 2010 incorporate information from the unaudited consolidated financial statements of HLL for the six months ended September 30, 2010 and from its audited consolidated financial statements for the period from December 11, 2009 (Inception) through March 31, 2010, as well as from the unaudited financial statements of Studio II.

In conjunction with the Acquisition, the Company issued 2,291,100 shares of its Common Stock to the stockholders of HLL which amounted to $218,676 or approximately $0.9 per share to acquire all of the issued and outstanding shares of Common Stock in HLL.  The following unaudited pro forma consolidated financial statements have been prepared to reflect the above-mentioned transactions.

The pro forma balance sheet assumes the Acquisition and share exchange (together the “Transactions”) took place on September 30, 2010.  The pro forma statements of operations assume the Transactions took place on the first day of each of the periods presented.

We are providing this information to aid you in your analysis of the financial aspects of the Transactions. The unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the Transactions taken place on the dates noted, or the future financial position or operating results of the combined company.

The unaudited pro forma combined financial information is not necessarily indicative of the operation results that would have actually been achieved if the Transactions had been consummated as of the beginning of the period indicated, nor is it necessarily indicative of the future operating results of the combined business.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS ADJUSTMENTS

The following adjustments are used to derive the pro forma financial statements presented below:

(1)

To record the issuance of 2,291,100 shares of Studio II Common Stock to HLL stockholders upon consummation of the Acquisition valued at $218,676, and to eliminate HLL’s equity in connection with the Acquisition;

(2)

To record the contribution of capital by stockholder upon consummation of the Acquisition;

(3)

To eliminate the deficit of HLL in connection with the Acquisition.

STUDIO II BRANDS, INC.
UNAUDITED PRO-FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2010
(IN U.S. DOLLARS)

		Consolidated	Proforma adjustment			Proforma
	Studio II	Hippo Lace	(1)	(2)	(3)	Consolidated

ASSETS
CURRENTS ASSETS
Cash and bank balance	$ -	$ 11,939				$ 11,939
Due from related party	-	12,984				12,984
Accounts receivable	-	10,272				10,272
Other receivable	-	36,670				36,670
Inventories	-	1,788				1,788
Total current assets	-	73,653				73,653

Property, plant and equipment	-	115,858				115,858
Security deposits	-	41,216				41,216
Goodwill	-	32,101				32,101
Investment in a subsidiary	-	-	218,676	(202,686)	(15,990)	-

TOTAL ASSETS	$ -	$ 262,828				$ 262,828

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$ -	$ 8,692				$ 8,692
Income tax payable	-	5,309				5,309
Due to related party		14,558				14,558
Other payable	6,881	15,593				22,474
Payable to Stockholder	102,026	-				102,026
TOTAL CURRENT LIABILITIES	108,907	44,152				153,059

Stockholder's loan	-	202,686		(202,686)		-

TOTAL LIABILITIES	108,907	246,838				153,059

STOCKHOLDERS' EQUITY
Common stock (100,000,000 shares authorized; Par value $0.001; 11,899,276 share issued and outstanding)

	3,746	1	2,291		(1)	6,037
Additional paid in capital	42,486	-	216,385			258,871
Retained earnings	(155,139)	15,989			(15,989)	(155,139)
TOTAL STOCKHOLDERS' EQUITY	(108,907)	15,990				109,769

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY
	$ -	$ 262,828				$ 262,828

STUDIO II BRANDS, INC.
UNAUDITED PROFORMA CONSOLIDATED
STATEMENT OF INCOME AND COMPREHENSIVE INCOME
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010
(IN U.S. DOLLARS)

		Consolidated	Proforma adjustment			Proforma
	Studio II	Hippo Lace	(1)	(2)	(3)	Consolidated

Sales	$ -	$ 189,375				$ 189,375

Cost of sales	-	(59,446)				(59,446)

Gross profit	-	129,929				129,929

OPERATING EXPENSES
Administrative and general expenses	(8,768)	(125,020)				(133,788)
TOTAL OPERATING EXPENSES	(8,768)	(125,020)				(133,788)

NET OPERATING (LOSS)/INCOME BEFORE INCOME TAXES
	(8,768)	4,909				(3,859)

OTHER INCOME/(EXPENSES)
Other income	-	2,307				2,307
Other expenses	-	(610)				(610)
TOTAL OTHER INCOME, NET	-	1,697				1,697

(LOSS)/INCOME BEFORE INCOME TAXES	(8,768)	6,606				(2,162)

INCOME TAXES EXPENSES	-	(2,888)				(2,888)

NET (LOSS)/INCOME AND COMPREHENSIVE INCOME
	$ (8,768)	$ 3,718				$ (5,050)

STUDIO II BRANDS, INC.
UNAUDITED PROFORMA CONSOLIDATED
STATEMENT OF INCOME AND COMPREHENSIVE
FOR THE YEAR ENDED MARCH 31, 2010
(IN U.S. DOLLARS)

		Consolidated	Proforma adjustment			Proforma
	Studio II	Hippo Lace	(1)	(2)	(3)	Consolidated
REVENUES
Turnover	$ -	$ 56,930				$ 56,930

Cost of sales	-	18,864				18,864

Gross profit	-	38,066				38,066

OPERATING EXPENSES
Administrative and general expenses	(38,008)	(79,873)				(117,881)
TOTAL OPERATING EXPENSES	(38,008)	(79,873)				(117,881)

NET OPERATING LOSS BEFORE
INCOME TAXES	(38,008)	(41,807)				(79,815)

OTHER INCOME/(EXPENSES)
Other income	-	61,635				61,635
Other expenses	-	(5,136)				(5,136)
TOTAL OTHER INCOME, NET	-	56,499				56,499

NET OPERATING (LOSS)/INCOME BEFORE INCOME TAXES
	(38,008)	14,692				(23,316)

INCOME TAXES EXPENSES	-	(2,421)				(2,421)

NET (LOSS)/INCOME AND
COMPREHENSIVE INCOME	$ (38,008)	$ 12,271				$ (25,737)